Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Raymond F. Lancy, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Bridgford Foods Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                  the Annual Report on Form 10-K of the Company for the fiscal year ended November 2, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 31, 2008

/s/ RAYMOND F. LANCY
Raymond F. Lancy
Chief Financial Officer, Vice President
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)